S O C I A L

                               I N V E S T M E N T

                                   P O L I C Y



                               F L E X   F U N D S

                             T O T A L   R E T U R N

                           U T I L I T I E S   F U N D



                                 The Flex-funds
                                 P.O. Box 7177
                               Dublin, Ohio 43017
                                 (800) 325-3539


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THE FLEX FUNDS' TOTAL RETURN UTILITIES FUND OFFERS INVESTORS THE OPPORTUNITY FOR
CAPITAL APPRECIATION, CURRENT INCOME, AND GROWTH OF INCOME, IN ENVIRONMENTALLY AND SOCIALLY PREFERABLE EQUITY INVESTMENT STRATEGIES. THE FUND PROVIDES A UNIQUE OPPORTUNITY TO BE INVOLVED IN THE EQUITY MARKET WITHOUT BEING INVOLVED IN MANY AREAS OF THE ECONOMY THAT MAY BE OBJECTIONABLE TO AN INVESTOR. THE FUND COMBINES CAREFULLY SELECTED AND SCREENED PORTFOLIOS WITH POSITIVE SOCIAL ACTION ON POLICY ISSUES THROUGH PROXY VOTING AND SHAREHOLDER ADVOCACY.


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                             STOCK SELECTION PROCESS

MILLER/HOWARD INVESTMENTS, INC. IS THE SUBADVISER TO THE FUND. AS THE PORTFOLIO MANAGER, THEY MAKE USE OF THIRD PARTY RESEARCH FROM SOURCES SUCH AS INVESTOR RESPONSIBILITY RESOURCE CENTER (IRRC), THE COUNCIL ON ECONOMIC PRIORITIES (CEP), FRANKLIN RESEARCH AND DEVELOPMENT CORP., KINDER, LYNDENBERG, AND DOMINI, VALUE LINE, AND THE INTERNET TO DEVELOP AN OVERALL SOCIAL PROFILE AND SCREEN COMPANIES THAT MEET ITS FINANCIAL CRITERIA, PAYING PARTICULAR ATTENTION TO THE FOLLOWING:


                              EXCLUSIONARY SCREENS

     TOBACCO/ALCOHOL/GAMBLING/FIREARMS
The portfolio is free from companies with primary or subsidiary businesses involved in the alcohol, tobacco, gambling and firearms industries.

     WEAPONS/MILITARISM
None of the companies in the portfolio has a primary involvement in the defense industry, and companies with greater than three percent dependence on revenues from weapons production will be screened out.

     NUCLEAR POWER
The fund will not invest in any company involved in nuclear power production. If a company merges with, acquires or is acquired by a company that is involved in nuclear power production, the fund will divest.

     ANIMAL TESTING
The fund will not invest in any company involved in animal testing or animal usury.


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     EQUAL EMPLOYMENT OPPORTUNITY/LABOR ISSUES

The fund is committed to promoting workplace diversity (see section on proxy voting/shareholder activism).
If a company has unremediated or egregious problems in the area of Equal Employment Opportunity (such as discrimination or harassment), Workplace Safety (such as OSHA safety violations), or Union/Labor Issues (such as WARN act violations), the fund will either divest or participate in shareholder action in an attempt to work with the company to address the issues.


     THE ENVIRONMENT

Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Total Return Utilities Fund.

The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it's an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the fund seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

The fund seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.


     INTERNATIONAL LABOR ISSUES

Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Portfolio invests in, the portfolio manager will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

In the case of companies with Maquiladora operations, the fund's portfolio manager will work to encourage the company to address any environmental problems or labor related issues, such as below subsistence wages or unsafe working conditions.

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                  SHAREHOLDER ADVOCACY/PROXY VOTING GUIDELINES

Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. Miller/Howard Investments votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company's board lacks representation of women and minorities, MHI will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

In addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on an issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

Miller/Howard Investments is an associate member of the Interfaith Center on Corporate Responsibility (ICCR), and makes use of information from ICCR as well as research from Investor Responsibility Resource Center (IRRC) to keep track of resolutions as they are filed. When a resolution is filed on an issue of concern for the fund, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. In addition, MHI co-files resolutions on issues such as the implementation of the Coalition for Environmentally Responsible Economies (CERES) principles (1997: Enron Corporation, U.S. West, Inc.) and foreign military sales reporting (1997: GTE Corporation).

MHI will likely support and vote for resolutions such as those requesting reports on workplace diversity, the implementation of the CERES principles, reports on foreign military sales, implementation of the MacBride principles, shareholder approval of golden parachute plans and other social and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.


     FOR MORE INFORMATION REGARDING THE TOTAL RETURN UTILITIES FUND, INCLUDING HOW TO OBTAIN A FREE PROSPECTUS, PLEASE CALL OR WRITE THE FLEX-FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.